Exhibit 99.1

             Mercantile Bankshares Reports Second Quarter Results

    BALTIMORE, July 20 /PRNewswire-FirstCall/ -- Edward J. Kelly, III, Chairman, President and Chief Executive Officer of Mercantile Bankshares Corporation (Bankshares) (Nasdaq: MRBK), today reported that net income for the quarter ended June 30, 2004 was $56.3 million, a 13% increase over net income of $50.0 million for the same period in 2003 and a 1% increase over the $55.7 million reported for the first quarter of 2004. The results of operations for F&M Bancorp ("F&M"), which has been integrated into a number of Bankshares' affiliates, are included from the merger date, August 12, 2003, forward. On the date of purchase, F&M had total loans of $1.4 billion, total earning assets of $2.0 billion, and total deposits of $1.7 billion.
    For the quarter ended June 30, 2004, diluted net income per share was $.71, a decrease of 1% from the $.72 reported for the second quarter last year, which included $.06 related to gains on the sale of investment securities. Adjusted weighted average shares outstanding increased from 69.3 million for the quarter ended June 30, 2003, to 79.8 million for the quarter ended June 30, 2004 due primarily to the 10.4 million shares issued in connection with the acquisition of F&M.
    For the six months ended June 30, 2004, net income was $112.0 million, an increase of 13% over the $99.0 million reported for the six months ended
June 30, 2003. Diluted net income per share for 2004 was $1.40, a 2% decrease from the $1.43 for the six months ended June 30, 2003. Adjusted weighted average shares outstanding increased from 69.3 million for the six months ended June 30, 2003, to 80.0 million for the six months ended June 30, 2004 due primarily to the acquisition of F&M.
    Bankshares also reports cash operating earnings, defined as "GAAP" (Generally Accepted Accounting Principles) earnings excluding the amortization of intangible assets associated with purchase accounting for business combinations; securities gains and losses; and other significant gains, losses or expenses (such as those associated with integrating acquired entities' operations into Bankshares) unrelated to Bankshares' core operations. Cash operating earnings totaled $57.3 million for the second quarter of 2004, an increase of 22% over the $47.0 million for the same period in 2003 and a slight increase over the $56.8 million for the first quarter of 2004. Diluted cash operating earnings per share for the second quarter were $.72, an increase of 6% over the $.68 earned in the second quarter of 2003 and 1% greater than diluted cash operating earnings per share of $.71 for the first quarter of 2004. A reconciliation of GAAP basis net income to cash operating earnings can be found on page 15 of this release.
    For the six months ended June 30, 2004, cash operating earnings were $114.1 million, an increase of 19% over $95.8 million for the same period of 2003. Diluted cash operating earnings per share for the first half of 2004 were $1.43 compared with $1.38 for the same period of 2003.
    Mr. Kelly stated: "I am pleased with our results for the quarter. Loan growth showed signs of reviving; noninterest bearing deposits grew at a robust rate; credit quality improved; investment and wealth management continued its improved performance; and expense control was good. Our fundamentals are as strong as they have been in some time. And the future holds the promise of relief from historically low interest rates."
    Net interest income for the quarter ended June 30, 2004 increased 18% to $133.1 million from $112.7 million for the second quarter of last year.
Growth of 22% in earning assets more than offset a decline in the net interest margin from 4.38% to 4.24%. On a linked-quarter basis net interest income was down slightly from $133.7 million to $133.1 million. The yield on loans was relatively stable (5.57% vs. 5.61%), but the yield on the securities portfolio declined markedly from 4.23% to 3.61%. This was driven principally by the performance of Bankshares' previously disclosed investments in hedge funds-of-funds related to the investment and wealth management business, which are designated as assets held for sale with changes in their fair value reflected in the income statement as a component of "other investment" income. After four successive quarters of strong performance, these investments generated a loss of $0.7 million in the second quarter of 2004 versus a gain of $3.0 million in the first quarter. This led to a linked-quarter decline in the net interest margin from 4.37% to 4.24%, with the performance of the hedge fund investments accounting for 12 bp of the decline. In the first quarter of 2004, the hedge fund investments contributed 7 bps to the net interest margin. In the second quarter these investments adversely affected the margin by 5 bps. Bankshares has begun to redeem these investments and will continue to do so gradually over time.
    Helping to offset the decline in the net interest margin was linked-quarter growth in average loans of 3.1%. Loans grew in all categories, with commercial loans and lease receivables up 3.6%; commercial real estate up 3.7%; construction up 0.9%; residential real estate up 5.8%; and consumer up slightly. At June 30, 2004 commercial loans and lease receivables were up 5.4% over March 31, 2004 and total loans were up 3.5%. Similarly, average deposits were up 3.3% on a linked-quarter basis, with increases in noninterest-bearing deposits (8.4%), savings (5.1%), checking plus interest (5.3%), and time deposits $100,000 and over (2.1%), more than offsetting declines in money market (down 1.6%) and other time deposits (down 1.2%).
At June 30, 2004 deposits were up 0.9% over March 31, 2004, with increases in noninterest bearing deposits (9.9%) and savings (4.3%) more than offsetting declines in other categories, most notably money market deposits (down 8.5%). The average balance in the securities portfolio was down 1.1% from the first to the second quarter of 2004.
    Net interest income for the first six months of 2004 increased to $266.7 million or 19% over the $223.8 million for the first six months of last year. The growth in net interest income was attributable to 27% growth in average loans and 18% growth in average securities. The positive impact of asset growth on interest income was partially offset by a 17 bp decline in the net interest margin from 4.47% to 4.30%. Nearly two-thirds of the decline in the net interest margin was attributable to the reduced benefit derived from the investment of noninterest-bearing funds. This benefit fell from 45 bp in 2003 to 34 bp in 2004.
    At June 30, 2004, nonperforming assets amounted to $40.3 million or 0.41% of period-end loans and other real estate owned. The comparable nonperforming asset ratios were 0.51% and 0.50% at March 31, 2004, and June 30, 2003, respectively. The substantial decline in nonperforming assets during the second quarter of 2004 was due to several loans being returned to performing status. The level of "monitored" loans, or loans with characteristics suggesting that they could be classified as nonperforming in the near future, also declined to $23.9 million at June 30, 2004. Monitored loans were $26.6 million at March 31, 2004 and $34.5 million at June 30, 2003. Loans past due 30-89 days were $33.1 million at June 30, 2004 compared to $42.9 million at March 31, 2004 and $28.8 million at June 30, 2003.
    The allowance for loan losses was $158.4 million at June 30, 2004, representing 1.62% of total loans. The allowance for loan losses to total loans was 1.66% at March 31, 2004 and 1.88% at June 30, 2003. The decrease in the allowance for loan losses to total loans from the prior quarter was due to improving credit quality trends and strong loan growth. The allowance for loan losses as a percentage of nonperforming loans increased from 326.3% at March 31, 2004 to 397.2% at June 30, 2004. Net charge-offs for the quarter ended June 30, 2004, were $0.6 million, which resulted in an annualized ratio of net charge-offs to period-end loans of 0.02%. The comparable figures for the quarters ended March 31, 2004 and June 30, 2003 were $1.1 million and 0.05%, and $1.2 million and 0.06%, respectively.
    Noninterest income, which includes investment and wealth management fees, service charges on deposit accounts, mortgage banking-related fees, securities gains and losses and other income, increased 13% to $51.6 million for the second quarter of 2004 from $45.4 million for the comparable period in 2003, which included $6.5 million in securities gains, and increased 3% or $1.7 million from the first quarter of 2004. Investment and wealth management revenues were $22.9 million for the quarter ended June 30, 2004, an increase of 18% over the year-earlier period and an increase of 4% over the first quarter of 2004. Service charges on deposit accounts increased 25% to $10.4 million for the second quarter of 2004 compared to $8.3 million for the second quarter of 2003, largely due to F&M. The 2% increase from the first quarter of 2004 reflected deposit growth. Mortgage banking-related fees decreased by 9% in the second quarter of 2004 from second quarter of 2003 and decreased by 22% from the first quarter of 2004 due primarily to normal fluctuations and a general slowdown in refinancing activities.
    Other income was $15.4 million for the second quarter of 2004 compared to $8.6 million for the same period last year and $14.9 million for the first quarter of 2004. The year-over-year increase was due primarily to increases of $3.1 million in insurance income attributable to F&M and $1.8 million in electronic banking fees. On a linked-quarter basis a seasonally-related decline in insurance fee income and a decline in all other income was more than offset by increases in electronic banking fees and charges and fees on loans.
    Noninterest income for the six months ended June 30, 2004 increased to $101.4 million or 22% over the $83.3 million for the six months ended June 30, 2003. This increase was due largely to a 22% increase in investment and wealth management revenues and the inclusion of the activities of F&M.
    Noninterest expenses, which include salaries, employee benefits, net occupancy expense of bank premises, furniture and equipment expenses, communications and supplies and other expenses, increased by 21% for the quarter ended June 30, 2004 to $93.4 million from $77.0 million for the second quarter of 2003. The principal reason for the increases in each noninterest expense category was the acquisition of F&M. On a linked-quarter basis all major categories of noninterest expense reflected declines except for furniture & equipment expenses and other expenses resulting in a slight decline in total noninterest expenses for the quarter. Furniture & equipment increased due to normal increases in software license and maintenance fees associated with the core banking system. Other expenses increased principally due to higher professional fees of $1.1 million. This included a $0.5 million linked-quarter increase relating to directors deferred compensation. At the Annual Meeting, shareholders approved a change to the Directors Deferred Compensation Plan that will substantially reduce expense volatility in future periods. Professional fees also included $0.4 million relating to the consolidation of 11 bank affiliates into four, leaving the organization with 13 bank affiliates. Other expenses also increased as a result of advertising expenses related to planned promotional campaigns; increases in electronic banking transaction costs that were more than offset by increases in electronic banking revenues; and $0.8 million in certain employee separation costs.
    Noninterest expense for the six months ended June 30, 2004 increased to $186.8 million or 27% over the $146.8 million for the six months ended
June 30, 2003. The increase in each category was largely attributable to the acquisition of F&M.
    Management continues to focus on expense control and is encouraged by the progress made to date. While total noninterest expenses were down slightly from the first to the second quarter of 2004, certain additional expenses related to directors' deferred compensation ($0.5 million), the consolidation of bank affiliates ($0.4 million), and certain employee separation costs ($0.8 million) masked a stronger underlying trend. Moreover, volume-driven increases in electronic banking costs accounted for $0.6 million of additional expense during the second quarter of 2004.
    The cash operating efficiency ratio, a key measure of expense management, was 49.03% for the second quarter of 2004 versus 49.24% for the comparable period in 2003 and for the first quarter of 2004. Return on average assets for the second quarter of 2004 was 1.62%; return on average tangible equity was 18.14%; and the ratio of average tangible equity to average tangible assets was 9.55%. These ratios were 1.64%, 18.01% and 9.75%, respectively, for the first quarter of 2004. See footnotes (1), (2) and (3) for a Reconciliation of the GAAP and non-GAAP Measures referred to in this paragraph.
    For the six months ended June 30, 2004, return on average assets was 1.63%; return on average tangible equity was 18.10%; and the ratio of average tangible equity to average tangible assets was 9.64%. See footnotes (1), (2) and (3) for a Reconciliation of the GAAP and non-GAAP Measures referred to in this paragraph.
    At June 30, 2004, total assets increased by 23% to $14.1 billion and total loans increased by 29% to $9.8 billion from June 30, 2003. Total deposits at June 30, 2004, increased by 23% to $10.6 billion. These substantial increases are due principally to the acquisition of F&M, which accounted for approximately 80% of the growth in total assets and in total deposits. Shareholders' equity increased by 34% to $1.8 billion from a year earlier. In April, Bankshares repurchased one million shares at a cost of $44.1 million by entering into a privately negotiated agreement and has existing authorization to repurchase up to 0.5 million additional shares. Effective at the June 2004 Board meeting, the quarterly dividend rate was increased 6 % to $.35 from $.33 per share.

    Cautionary Statement
    This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). Bankshares' management uses these operating earnings measures in their analysis of the Company's performance. These measures typically adjust GAAP performance measures to exclude goodwill and the amortization of goodwill related to the consummation of mergers. These operating earnings measures may also exclude other significant gains, losses or expenses that are not considered components of core operations. Since these items and their impact on Bankshares' performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results and financial position of Bankshares' core businesses. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to operating earnings performance measures that may be presented by other companies.
    This release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement encompasses any estimate, prediction, opinion or statement of belief contained in this release, and the underlying management assumptions. Forward-looking statements are based on current expectations and assessments of potential developments affecting market conditions, interest rates and other economic conditions, and results may ultimately vary from the statements made in this release.

    Earnings Conference Call
    Mercantile CEO Edward J. Kelly, III and CFO Terry Troupe will review second quarter 2004 earnings in a conference call and audio webcast on Tuesday, July 20, 2004 at 10:00 a.m. EDT.
    To participate in the call, please dial 1-888-889-5345 or internationally, 973-339-3086 ten minutes prior to the start of the call and ask to be connected to the Mercantile Bankshares conference call. A Webcast of the conference call will also be available on the Internet at http://www.mercantile.com, Investor Relations, Shareholder News.
    The conference call will be available for replay until August 10, 2004 at http://www.mercantile.com, Investor Relations, Shareholder News. An audio replay is also available until August 10, 2004, by dialing 877-519-4471 or internationally, 973-341-3080 and the access code/pin # is 4644353.
    Additional financial information is attached.


                      MERCANTILE BANKSHARES CORPORATION
                        CONSOLIDATED FINANCIAL SUMMARY
                    (In thousands, except per share data)

                                               For the Six Months Ended
                                                       June 30,
                                                                     % Incr.
                                             2004          2003       (Decr.)
    OPERATING RESULTS
    Net interest income (1)                 $266,734      $223,849     19.2%
    Net interest income - taxable
     equivalent (1)                          270,134       226,971     19.0
    Provision for loan losses                  4,779         6,067    (21.2)
    Net income                               112,010        98,996     13.1

    PER COMMON SHARE DATA
    Basic net income                           $1.41         $1.44     (2.1)%
    Diluted net income                          1.40          1.43     (2.1)
    Dividends paid                               .68           .63      7.9
    Book value at period end                   23.28         19.91     16.9
    Market value at period end                 46.82         39.35     19.0
    Market range:
      High                                     47.93         41.30     16.1
      Low                                      40.31         30.16     33.7

    AVERAGE  BALANCE SHEET DATA
    Total loans                           $9,481,159    $7,437,036     27.5%
    Total earning assets                  12,623,482    10,230,650     23.4
    Total assets                          13,777,417    10,780,374     27.8
    Total deposits                        10,232,451     8,192,201     24.9
    Shareholders' equity                   1,848,838     1,309,897     41.1

    STATISTICS AND RATIOS  (Net income
     annualized)
    Return on average assets                    1.63 %        1.85 %
    Return on average equity (2)               12.18         15.24
    Return on average tangible equity (2)      18.10         17.02
    Average equity to average assets (2)       13.42         12.15
    Average tangible equity to average
     tangible assets (2)                        9.64         11.10
    Net interest rate spread - taxable
     equivalent                                 3.96          4.02
    Net interest margin on earning assets
     - taxable equivalent                       4.30          4.47
    Efficiency ratio (1),(3)                   50.26         47.32
    Operating efficiency ratio (1),(3)         49.14         47.76
    Dividend payout ratio                      48.23         43.75

    Bank offices                                 229           187       42
    Employees                                  3,508         3,035      473

    CREDIT QUALITY DATA AT PERIOD END
    Net charge-offs                           $1,685        $2,407    (30.0)%
    Nonaccrual loans                          39,888        37,768      5.6
    Restructured loans                             -             -       -
    Total nonperforming loans                 39,888        37,768      5.6
    Other real estate owned, net                 402           376      6.9
    Total nonperforming assets                40,290        38,144      5.6

    CREDIT QUALITY RATIOS
    Provision for loan losses (annualized)
      as a percent of period-end loans           .10 %         .16 %
    Net charge-offs (annualized)
      as a percent of period-end loans           .03           .06
    Nonperforming loans as a
      percent of period-end loans                .41           .50
    Allowance for loan losses
      as a percent of period-end loans          1.62          1.88
    Allowance for loan losses
      as a percent of nonperforming loans     397.19        376.67
    Other real estate owned as a percent
     of period-end loans and other real
     estate owned                                 -             -
    Nonperforming assets as a percent of
     period-end loans and other real
     estate owned                                .41           .50
    Nonperforming assets as a percent of
     total assets                                .29           .33


                                                 For the Quarter Ended
                                                       June 30,
                                                                     % Incr.
                                             2004          2003       (Decr.)
    OPERATING RESULTS
    Net interest income (1)                 $133,060      $112,723     18.0%
    Net interest income - taxable
     equivalent (1)                          134,735       114,297     17.9
    Provision for loan losses                  2,353         3,051    (22.9)
    Net income                                56,313        50,010     12.6

    PER COMMON SHARE DATA
    Basic net income                            $.71          $.73     (2.7)%
    Diluted net income                           .71           .72     (1.4)
    Dividends paid                               .35           .33      6.1
    Book value at period end
    Market value at period end
    Market range:
      High                                     47.93         41.30     16.1
      Low                                      40.31         33.90     18.9

    AVERAGE  BALANCE SHEET DATA
    Total loans                           $9,623,884    $7,513,576     28.1%
    Total earning assets                  12,775,183    10,465,457     22.1
    Total assets                          13,939,185    11,033,724     26.3
    Total deposits                        10,398,257     8,313,714     25.1
    Shareholders' equity                   1,851,761     1,324,293     39.8

    STATISTICS AND RATIOS  (Net income
     annualized)
    Return on average assets                    1.62 %        1.82  %
    Return on average equity (2)               12.23         15.15
    Return on average tangible equity (2)      18.14         17.05
    Average equity to average assets (2)       13.28         12.00
    Average tangible equity to average
     tangible assets (2)                        9.55         10.91
    Net interest rate spread - taxable
     equivalent                                 3.91          3.94
    Net interest margin on earning assets
     - taxable equivalent                       4.24          4.38
    Efficiency ratio (1),(3)                   50.12         48.24
    Operating efficiency ratio (1),(3)         49.03         49.24
    Dividend payout ratio                      49.30         45.21

    Bank offices
    Employees

    CREDIT QUALITY DATA AT PERIOD END
    Net charge-offs                             $557        $1,217    (54.2)%
    Nonaccrual loans
    Restructured loans
    Total nonperforming loans
    Other real estate owned, net
    Total nonperforming assets

    CREDIT QUALITY RATIOS
    Provision for loan losses (annualized)
      as a percent of period-end loans           .10 %         .16 %
    Net charge-offs (annualized)
      as a percent of period-end loans           .02           .06
    Nonperforming loans as a
      percent of period-end loans
    Allowance for loan losses
      as a percent of period-end loans
    Allowance for loan losses
      as a percent of nonperforming loans
    Other real estate owned as a percent
     of period-end loans and other real
       estate owned
    Nonperforming assets as a percent of
     period-end loans and other real
     estate owned
    Nonperforming assets as a percent of
     total assets

    In view of the changing conditions in the national economy, the effect of actions taken by regulatory authorities and normal seasonal factors, the results for the interim period are not necessarily indicative of annual performance. For comparability, certain prior period amounts have been reclassified to conform with current period presentation.

    (1),(2),(3) See RECONCILIATION OF GAAP AND NON-GAAP MEASURES for additional information.


                      MERCANTILE BANKSHARES CORPORATION
                       STATEMENT OF CONSOLIDATED INCOME
                    (In thousands, except per share data)


                                              For the Six Months Ended
                                                      June 30,
                                                          Increase/(Decrease)
                                          2004      2003     Amount     %
    INTEREST INCOME
    Interest and fees on loans           $261,176  $222,954  $38,222   17.1 %
    Interest and dividends
      on investment securities:
        Taxable interest income            53,566    53,822     (256)  (0.5)
        Tax-exempt interest income          1,697       964      733   76.0
        Dividends                             561       428      133   31.1
        Other investment income             2,969     2,882       87    3.0
                                           58,793    58,096      697    1.2
    Other interest income                     764     2,040   (1,276) (62.5)
          Total interest income           320,733   283,090   37,643   13.3

    INTEREST EXPENSE
    Interest on deposits                   40,640    48,579   (7,939) (16.3)
    Interest on short-term borrowings       2,899     3,014     (115)  (3.8)
    Interest on long-term debt             10,460     7,648    2,812   36.8
          Total interest expense           53,999    59,241   (5,242)  (8.8)

    NET INTEREST INCOME                   266,734   223,849   42,885   19.2
    Provision for loan losses               4,779     6,067   (1,288) (21.2)

    NET INTEREST INCOME AFTER
    PROVISION FOR LOAN LOSSES             261,955   217,782   44,173   20.3

    NONINTEREST INCOME
    Investment and wealth management       44,919    36,873    8,046   21.8
    Service charges on deposit accounts    20,470    16,371    4,099   25.0
    Mortgage banking related fees           5,233     4,895      338    6.9
    Investment securities gains and
     (losses)                                 535     7,351   (6,816) (92.7)
    Other income                           30,278    17,800   12,478   70.1
          Total noninterest income        101,435    83,290   18,145   21.8

    NONINTEREST EXPENSES
    Salaries                               89,477    70,732   18,745   26.5
    Employee benefits                      23,441    18,747    4,694   25.0
    Net occupancy expense of bank
     premises                              11,879     8,315    3,564   42.9
    Furniture and equipment expenses       14,937    13,542    1,395   10.3
    Communications and supplies             8,499     6,617    1,882   28.4
    Other expenses                         38,520    28,877    9,643   33.4
          Total noninterest expenses      186,753   146,830   39,923   27.2

    Income before income taxes            176,637   154,242   22,395   14.5
    Applicable income taxes                64,627    55,246    9,381   17.0

    NET INCOME                           $112,010   $98,996  $13,014   13.1

    Weighted average shares outstanding    79,422    68,815   10,607   15.4

    Adjusted weighted average shares
     outstanding                           80,007    69,253   10,754   15.5

    NET INCOME PER COMMON SHARE:
      Basic                                 $1.41     $1.44    $(.03)  (2.1)
      Diluted                               $1.40     $1.43    $(.03)  (2.1)


                                                  For the Quarter Ended
                                                       June 30,
                                                          Increase/(Decrease)
                                         2004      2003     Amount     %
    INTEREST INCOME
    Interest and fees on loans          $132,116  $111,962  $20,154    18.0 %
    Interest and dividends
      on investment securities:
        Taxable interest income           26,165    26,638     (473)   (1.8)
        Tax-exempt interest income           820       497      323    65.0
        Dividends                            300       199      101    50.8
        Other investment income             (372)    2,318   (2,690) (116.0)
                                          26,913    29,652   (2,739)   (9.2)
    Other interest income                    589     1,314     (725)  (55.2)
          Total interest income          159,618   142,928   16,690    11.7

    INTEREST EXPENSE
    Interest on deposits                  19,873    23,450   (3,577)  (15.3)
    Interest on short-term borrowings      1,480     1,469       11     0.7
    Interest on long-term debt             5,205     5,286      (81)   (1.5)
          Total interest expense          26,558    30,205   (3,647)  (12.1)

    NET INTEREST INCOME                  133,060   112,723   20,337    18.0
    Provision for loan losses              2,353     3,051     (698)  (22.9)

    NET INTEREST INCOME AFTER
    PROVISION FOR LOAN LOSSES            130,707   109,672   21,035    19.2

    NONINTEREST INCOME
    Investment and wealth management      22,936    19,508    3,428    17.6
    Service charges on deposit accounts   10,351     8,311    2,040    24.5
    Mortgage banking related fees          2,293     2,507     (214)   (8.5)
    Investment securities gains and
     (losses)                                590     6,536   (5,946)  (91.0)
    Other income                          15,380     8,575    6,805    79.4
          Total noninterest income        51,550    45,437    6,113    13.5

    NONINTEREST EXPENSES
    Salaries                              44,689    36,317    8,372    23.1
    Employee benefits                     10,928     9,319    1,609    17.3
    Net occupancy expense of bank
     premises                              5,819     4,219    1,600    37.9
    Furniture and equipment expenses       7,573     6,743      830    12.3
    Communications and supplies            4,195     3,181    1,014    31.9
    Other expenses                        20,163    17,270    2,893    16.8
          Total noninterest expenses      93,367    77,049   16,318    21.2

    Income before income taxes            88,890    78,060   10,830    13.9
    Applicable income taxes               32,577    28,050    4,527    16.1

    NET INCOME                           $56,313   $50,010   $6,303    12.6

    Weighted average shares outstanding   79,119    68,860   10,259    14.9

    Adjusted weighted average shares
     outstanding                          79,751    69,318   10,433    15.1

    NET INCOME PER COMMON SHARE:
      Basic                                 $.71      $.73    $(.02)   (2.7)
      Diluted                               $.71      $.72    $(.01)   (1.4)



                      MERCANTILE BANKSHARES CORPORATION
                         CONSOLIDATED BALANCE SHEETS
                    (In thousands, except per share data)

                                                  June 30,
                                                         Increase/(Decrease)
                                   2004         2003        Amount        %
    ASSETS

    Cash and due from banks       $296,046     $350,833    $(54,787)  (15.6)%
    Interest-bearing deposits
     in other banks                    158          258        (100)  (38.8)
    Investment securities:
     Available-for-sale at
      fair value
      U.S. Treasury and
       government agencies       1,576,715    1,673,892     (97,177)   (5.8)
      Mortgage-backed
       securities                1,221,506      933,508     287,998    30.9
      States and political
       subdivisions                 69,284          477      68,807       -
      Other investments            147,357       84,224      63,133    75.0
     Held-to-maturity
      States and political
       subdivisions - fair
       value of $26,590 (2004)
       and $39,239 (2003)           25,663       36,224     (10,561)  (29.2)
      Other investments - fair
       value of $25,036 (2004)
       and $14,965 (2003)           25,036       14,965      10,071    67.3
        Total investment
         securities              3,065,561    2,743,290     322,271    11.7

    Federal funds sold             125,000      324,274    (199,274)  (61.5)
    Securities purchased under
     resale agreements                   -      100,000    (100,000) (100.0)
    Loans held-for-sale                747       85,740     (84,993)  (99.1)

    Loans                        9,762,110    7,560,931   2,201,179    29.1
    Less: allowance for loan
     losses                       (158,431)    (142,261)     16,170    11.4
        Loans, net               9,603,679    7,418,670   2,185,009    29.5

    Bank premises and
     equipment, net                141,523      104,099      37,424    36.0
    Other real estate owned,
     net                               402          376          26     6.9
    Goodwill, net                  517,615      119,730     397,885   332.3
    Other intangible assets,
     net                            52,478       16,107      36,371   225.8
    Other assets                   326,936      232,924      94,012    40.4
        Total assets           $14,130,145  $11,496,301  $2,633,844    22.9

    LIABILITIES

    Deposits:
     Noninterest-bearing
      deposits                  $3,043,242   $2,276,408    $766,834    33.7
     Interest-bearing deposits   7,600,452    6,359,166   1,241,286    19.5
        Total deposits          10,643,694    8,635,574   2,008,120    23.3
    Short-term borrowings          891,879      816,309      75,570     9.3
    Accrued expenses and other
     liabilities                   115,705       90,291      25,414    28.1
    Long-term debt                 637,570      578,533      59,037    10.2
        Total liabilities       12,288,848   10,120,707   2,168,141    21.4

    SHAREHOLDERS' EQUITY

    Preferred stock, no par
     value; authorized
     2,000,000 shares; issued
     and outstanding -- None
    Common stock, $2 par
     value; authorized
     130,000,000 shares            158,178      138,187      19,991    14.5
    Capital surplus                522,758      128,714     394,044   306.1
    Retained earnings            1,168,462    1,063,381     105,081     9.9
    Accumulated other
     comprehensive income
     (loss)                         (8,101)      45,312     (53,413) (117.9)
        Total shareholders'
         equity                  1,841,297    1,375,594     465,703    33.9
         Total liabilities and
          shareholders' equity $14,130,145  $11,496,301  $2,633,844    22.9

    Actual shares outstanding       79,089       69,093       9,996    14.5
    Book value per common
     share                          $23.28       $19.91       $3.37    16.9


                      MERCANTILE BANKSHARES CORPORATION
                     CONSOLIDATED AVERAGE BALANCE SHEETS
                                (In thousands)


                                              For the Six Months Ended
                                                    June 30,
                                           2004                 2003
    Earning assets                     Average  Yield*/     Average  Yield*/
     Loans:                            Balance    Rate      Balance    Rate
      Commercial                      $2,679,828  5.13 %   $2,401,370  5.65 %
      Commercial real estate           2,820,197  5.87      2,087,406  6.34
      Construction                     1,108,601  5.19        847,382  5.55
      Residential real estate          1,398,153  5.98      1,083,780  6.76
      Consumer                         1,474,380  5.80      1,017,098  6.52
       Total loans                     9,481,159  5.59      7,437,036  6.11

     Federal funds sold, et al            71,648  2.14        185,883  2.21

     Securities:**
     Taxable securities
      U.S. Treasury securities and
       government agencies             1,550,468  3.82      1,834,196  4.39
      Mortgage-backed                  1,266,028  3.83        636,760  4.39
      Other investments                  152,850  4.66         98,328  6.90
     Tax-exempt securities
      States and political
       subdivisions                      101,171  5.58         38,099  8.44
       Total securities                3,070,517  3.92      2,607,383  4.55

     Interest-bearing deposits in
      other banks                            158  1.07            348  3.70
        Total earning assets          12,623,482  5.16     10,230,650  5.64

     Cash and due from banks             291,982              234,901
     Bank premises and equipment,
      net                                141,694              104,268
     Other assets                        877,515              351,801
     Less: allowance for loan losses    (157,256)            (141,246)
        Total assets                 $13,777,417          $10,780,374

    Interest-bearing liabilities
     Deposits:
      Savings                         $1,399,234   .29     $1,054,033   .52
      Checking plus interest           1,269,432   .15        973,366   .23
      Money market                     1,577,378   .57      1,193,102   .86
      Time deposits $100,000 and
       over                            1,301,407  1.90      1,250,819  2.50
      Other time deposits              1,967,533  2.14      1,712,535  2.85
        Total interest-bearing
         deposits                      7,514,984  1.09      6,183,855  1.58

     Short-term borrowings               915,121   .64        775,526   .78
     Long-term debt                      648,817  3.24        402,225  3.83
        Total interest-bearing funds   9,078,922  1.20      7,361,606  1.62

     Noninterest-bearing deposits      2,717,467            2,008,346
     Other liabilities and accrued
      expenses                           132,190              100,525
        Total liabilities             11,928,579            9,470,477
     Shareholders' equity              1,848,838            1,309,897
        Total liabilities &
         shareholders' equity        $13,777,417          $10,780,374

     Net interest rate spread                     3.96 %               4.02 %
     Effect of noninterest-bearing
      funds                                        .34                  .45
     Net interest margin on earning
      assets                                      4.30 %               4.47 %


                                             For the Quarter Ended
                                                   June 30,
                                          2004                 2003
    Earning assets                    Average  Yield*/     Average   Yield*/
     Loans:                           Balance    Rate      Balance    Rate
      Commercial                     $2,727,051  5.13 %   $2,411,227   5.57 %
      Commercial real estate          2,871,615  5.83      2,116,259   6.31
      Construction                    1,113,301  5.21        870,955   5.51
      Residential real estate         1,437,331  5.91      1,089,772   6.63
      Consumer                        1,474,586  5.81      1,025,363   6.42
       Total loans                    9,623,884  5.57      7,513,576   6.04

     Federal funds sold, et al           95,504  2.48        313,844   1.68

     Securities:**
     Taxable securities
      U.S. Treasury securities and
       government agencies            1,543,661  3.74      1,741,380   4.32
      Mortgage-backed                 1,254,512  3.78        760,630   4.15
      Other investments                 159,282  (.17)        98,277  10.38
     Tax-exempt securities
      States and political
       subdivisions                      98,182  5.55         37,412   8.82
       Total securities               3,055,637  3.61      2,637,699   4.56

     Interest-bearing deposits in
      other banks                           158  1.06            338   3.50
        Total earning assets         12,775,183  5.08     10,465,457   5.54

     Cash and due from banks            298,440              243,728
     Bank premises and equipment,
      net                               141,757              104,825
     Other assets                       881,921              361,951
     Less: allowance for loan
      losses                           (158,116)            (142,237)
        Total assets                $13,939,185          $11,033,724

    Interest-bearing liabilities
     Deposits:
      Savings                        $1,434,288   .29     $1,078,760    .51
      Checking plus interest          1,302,313   .15        993,268    .22
      Money market                    1,564,295   .54      1,201,044    .81
      Time deposits $100,000 and
       over                           1,315,119  1.82      1,277,652   2.37
      Other time deposits             1,955,632  2.12      1,708,177   2.72
        Total interest-bearing
         deposits                     7,571,647  1.06      6,258,901   1.50

     Short-term borrowings              910,854   .65        771,892    .76
     Long-term debt                     648,576  3.23        527,223   4.02
        Total interest-bearing
         funds                        9,131,077  1.17      7,558,016   1.60

     Noninterest-bearing deposits     2,826,610            2,054,813
     Other liabilities and accrued
      expenses                          129,737               96,602
        Total liabilities            12,087,424            9,709,431
     Shareholders' equity             1,851,761            1,324,293
        Total liabilities &
         shareholders' equity       $13,939,185          $11,033,724

     Net interest rate spread                    3.91 %                3.94 %
     Effect of noninterest-bearing
      funds                                       .33                   .44
     Net interest margin on earning
      assets                                     4.24 %                4.38 %

    * Presented on a tax-equivalent basis using the statutory federal corporate income tax rate of 35%.
   ** Balances reported at amortized cost; excludes pretax unrealized gains
       (losses) on securities available-for-sale.


                      MERCANTILE BANKSHARES CORPORATION
                   SUPPLEMENTAL LOAN INFORMATION BY QUARTER
                                (In thousands)


                                                   2Q 04              1Q 04
    PERIOD-END LOANS BY TYPE
    Commercial, Industrial and
     Agricultural Loans                         $2,723,066         $2,574,728
    Commercial and Agricultural  Real
     Estate Loans                                2,910,749          2,828,810
    Construction and Land Development
     Loans                                       1,129,208          1,105,346
    1-4 Family Residential Loans
     (Excludes H/E Lines)                        1,468,804          1,387,647
    Consumer Loans  (Excludes H/E Lines)         1,024,012          1,047,511
    Home Equity Lines                              448,288            425,980
    Lease financing                                 57,983             64,398
      TOTAL LOANS AT END OF PERIOD              $9,762,110         $9,434,420

    NONPERFORMING LOANS BY TYPE
    Commercial, Industrial and
     Agricultural Loans                            $34,002            $37,000
    Commercial and Agricultural Real
     Estate Loans                                    2,197              4,837
    Construction and Land Development
     Loans                                             155                159
    1-4 Family Residential Loans
     (Excludes H/E Lines)                            2,518              3,961
    Consumer Loans  (Excludes H/E Lines)               265              1,204
    Home Equity Lines                                   81                109
    Lease financing                                    670                737
      TOTAL NONPERFORMING LOANS AT END
       OF PERIOD                                   $39,888            $48,007

    LOANS PAST DUE 30-89 DAYS BY TYPE
    Commercial, Industrial and
     Agricultural Loans                             $4,831            $11,316
    Commercial and Agricultural Real
     Estate Loans                                    6,732              9,173
    Construction and Land Development
     Loans                                           2,844              1,673
    1-4 Family Residential Loans
     (Excludes H/E Lines)                           12,370             14,368
    Consumer Loans  (Excludes H/E Lines)             5,324              5,866
    Home Equity Lines                                  898                534
    Lease financing                                    119                  -
      TOTAL LOANS PAST DUE 30-89 DAYS              $33,118            $42,930

    CHARGE-OFFS BY LOAN TYPE
    Commercial, Industrial and
     Agricultural Loans                               $255               $690
    Commercial and Agricultural  Real
     Estate Loans                                        -                 28
    Construction and Land Development
     Loans                                               -                  -
    1-4 Family Residential Loans
     (Excludes H/E Lines)                               28                101
    Consumer Loans  (Excludes H/E Lines)             1,260              1,110
    Home Equity Lines                                    -                  7
    Lease financing                                      -                  -
      TOTAL CHARGE-OFFS                             $1,543             $1,936

    RECOVERIES BY LOAN TYPE
    Commercial, Industrial and
     Agricultural Loans                               $237               $100
    Commercial and Agricultural  Real
     Estate Loans                                        8                 18
    Construction and Land Development
     Loans                                               -                  4
    1-4 Family Residential Loans
     (Excludes H/E Lines)                              139                 52
    Consumer Loans  (Excludes H/E Lines)               602                633
    Home Equity Lines                                    -                  1
    Lease financing                                      -                  -
      TOTAL RECOVERIES                                $986               $808


                                             4Q 03       3Q 03       2Q 03
    PERIOD-END LOANS BY TYPE
    Commercial, Industrial and
     Agricultural Loans                    $2,577,021  $2,534,519  $2,314,680
    Commercial and Agricultural Real
     Estate Loans                           2,738,832   2,610,827   2,145,959
    Construction and Land Development
     Loans                                  1,064,021   1,043,522     887,237
    1-4 Family Residential Loans (Excludes
     H/E Lines)                             1,335,375   1,299,665   1,092,785
    Consumer Loans  (Excludes H/E Lines)    1,067,360   1,045,428     769,882
    Home Equity Lines                         415,500     399,576     261,878
    Lease financing                            74,051      81,545      88,510
      TOTAL LOANS AT END OF PERIOD         $9,272,160  $9,015,082  $7,560,931

    NONPERFORMING LOANS BY TYPE
    Commercial, Industrial and
     Agricultural Loans                       $36,569     $37,764     $26,919
    Commercial and Agricultural Real
     Estate Loans                               7,363       6,330       3,798
    Construction and Land Development
     Loans                                        651         935       1,178
    1-4 Family Residential Loans (Excludes
     H/E Lines)                                 3,721       3,589       4,001
    Consumer Loans  (Excludes H/E Lines)        1,146         721         154
    Home Equity Lines                              78          97          24
    Lease financing                               824       1,565       1,694
      TOTAL NONPERFORMING LOANS AT END OF
       PERIOD                                 $50,352     $51,001     $37,768

    LOANS PAST DUE 30-89 DAYS BY TYPE
    Commercial, Industrial and
     Agricultural Loans                        $9,357      $9,748      $6,069
    Commercial and Agricultural Real
     Estate Loans                               6,679       7,400       8,088
    Construction and Land Development
     Loans                                        745       1,140         397
    1-4 Family Residential Loans (Excludes
     H/E Lines)                                17,789      13,134       9,296
    Consumer Loans  (Excludes H/E Lines)        7,893       8,401       4,152
    Home Equity Lines                             910         884         588
    Lease financing                               255          28         226
      TOTAL LOANS PAST DUE 30-89 DAYS         $43,628     $40,735     $28,816

    CHARGE-OFFS BY LOAN TYPE
    Commercial, Industrial and
     Agricultural Loans                        $2,334      $2,087        $613
    Commercial and Agricultural Real
     Estate Loans                                  69         214           1
    Construction and Land Development
     Loans                                         10         160           -
    1-4 Family Residential Loans (Excludes
     H/E Lines)                                   192           4          50
    Consumer Loans (Excludes H/E Lines)         1,507       1,277         722
    Home Equity Lines                               -          10           -
    Lease financing                               588           -         547
      TOTAL CHARGE-OFFS                        $4,700      $3,752      $1,933

    RECOVERIES BY LOAN TYPE
    Commercial, Industrial and
     Agricultural Loans                          $322        $298        $205
    Commercial and Agricultural Real
     Estate Loans                                  12          45          99
    Construction and Land Development
     Loans                                          -           1           -
    1-4 Family Residential Loans (Excludes
     H/E Lines)                                    14          72          35
    Consumer Loans (Excludes H/E Lines)           590         614         367
    Home Equity Lines                               1           -          10
    Lease financing                               311           5           -
      TOTAL RECOVERIES                         $1,250      $1,035        $716


                      MERCANTILE BANKSHARES CORPORATION
                SUPPLEMENTAL FINANCIAL INFORMATION BY QUARTER

                                            2Q 04  1Q 04  4Q 03  3Q 03  2Q 03

    INVESTMENT AND WEALTH MANAGEMENT
      ASSET DATA (End of Period) *               (Dollars in billions)
    Personal
    Assets with Investment Responsibility $8.4 $8.7 $8.7 $7.9 $7.8 Assets with no Investment
     Responsibility                           3.2    3.3    3.3    3.1    2.9
      Total Personal                         11.6   12.0   12.0   11.0   10.7

    Institutional
    Assets with Investment Responsibility 12.7 12.9 12.2 11.9 11.5 Assets with no Investment
     Responsibility                          21.6   21.7   21.6   20.0   19.7
      Total Institutional                    34.3   34.6   33.8   31.9   31.2

    Mutual Funds Not Included Above           0.3    0.2    0.2    0.1    0.1

    Personal & Institutional Combined
    Assets with Investment Responsibility 21.4 21.8 21.1 19.9 19.4 Assets with no Investment
     Responsibility                          24.8   25.0   24.9   23.1   22.6
      Total Assets Under Administration     $46.2  $46.8  $46.0  $43.0  $42.0

    * Prior period amounts have been reclassified to conform with the current period presentation.


    OTHER INTANGIBLE ASSETS INFORMATION            (Dollars in thousands)
    EOP Deposit Intangibles, Net              $37,601     $38,967     $40,335
    EOP Mortgage Servicing Rights, Net            713         510         561
    EOP Other Intangible Assets, Net           14,164      14,746      15,327
      EOP Total Other Intangible Assets,
       Net                                    $52,478     $54,223     $56,223

    Amortization of Deposit Intangibles        $1,367      $1,367      $1,109
    Amortization of Mortgage Servicing
     Rights                                       104          79          68
    Amortization of Other Intangible
     Assets                                       586         586         670
      Total Amortization of Other
       Intangible Assets                       $2,057      $2,032      $1,847


    PRINCIPAL BALANCE OF LOANS SERVICED           (Dollars in thousands)
     FOR OTHERS
    EOP 1-4 Family Residential Mortgages
     (owned)                                  $78,984     $87,358     $95,256
    EOP Commercial Mortgages (owned)        1,921,559   1,911,314   1,887,592
    EOP Commercial Mortgages (not owned)    3,608,780   3,630,224   3,695,169
      EOP Total Principal Balance of
        Loans Serviced For Others          $5,609,323  $5,628,896  $5,678,017


    OTHER INTANGIBLE ASSETS INFORMATION               (Dollars in thousands)
    EOP Deposit Intangibles, Net                    $47,877            $6,533
    EOP Mortgage Servicing Rights, Net                  390                66
    EOP Other Intangible Assets, Net                  9,092             9,508
      EOP Total Other Intangible Assets,
       Net                                          $57,359           $16,107

    Amortization of Deposit Intangibles              $1,172              $366
    Amortization of Mortgage Servicing
     Rights                                              98                60
    Amortization of Other Intangible
     Assets                                             418               422
      Total Amortization of Other
       Intangible Assets                             $1,688              $848


    PRINCIPAL BALANCE OF LOANS SERVICED
     FOR OTHERS
    EOP 1-4 Family Residential Mortgages             (Dollars in thousands)
     (owned)                                       $106,805          $125,679
    EOP Commercial Mortgages (owned)              1,896,063         1,756,683
    EOP Commercial Mortgages (not owned)          3,659,465         3,688,212
      EOP Total Principal Balance of
        Loans Serviced For Others                $5,662,333        $5,570,574


SOURCE  Mercantile Bankshares Corporation
    -0-                             07/20/2004
    /CONTACT: David E. Borowy, Investor Relations of Mercantile Bankshares Corporation, +1-410-347-8361, David.Borowy@Mercantile.net/
    /FIRST ADD - MORE TABLES TO FOLLOW/
    /Web site:  http://www.mercantile.com /
    (MRBK)

CO:  Mercantile Bankshares Corporation
ST:  Maryland
IN:  FIN
SU:  ERN CCA MAV


 /FIRST AND FINAL ADD - PHTU005 - MERCANTILE BANKSHARES CORPORATION Earnings/

                      MERCANTILE BANKSHARES CORPORATION
                     SUPPLEMENTAL INFORMATION BY QUARTER
                    (In thousands, except per share data)

                                                   2Q 04               1Q 04
    OPERATING RESULTS
    Net interest income (1)                      $133,060            $133,674
    Net interest income - taxable
     equivalent (1)                               134,735             135,399
    Provision for loan losses                       2,353               2,426
    Net income                                     56,313              55,697

    PER COMMON SHARE DATA
    Basic net income                                 $.71                $.70
    Diluted net income                                .71                 .69
    Dividends paid                                    .35                 .33
    Book value at period end                        23.28               23.61
    Market value at period end                      46.82               42.93
    Market range:
     High                                           47.93               46.01
     Low                                            40.31               41.50

    AVERAGE BALANCE SHEET DATA
    Total loans                                $9,623,884          $9,338,433
    Total earning assets                       12,775,183          12,475,851
    Total assets                               13,939,185          13,618,193
    Total deposits                             10,398,257          10,066,645
    Shareholders' equity                        1,851,761           1,848,461

    STATISTICS AND RATIOS  (Net income
     annualized)
    Return on average assets                         1.62 %              1.64
    Return on average equity (2)                    12.23               12.12
    Return on average tangible equity (2)           18.14               18.01
    Average equity to average assets (2)            13.28               13.57
    Average tangible equity to average
     tangible assets (2)                             9.55                9.75
    Net interest rate spread - taxable
     equivalent                                      3.91                4.03
    Net interest margin on earning
     assets - taxable equivalent                     4.24                4.37
    Efficiency ratio (1),(3)                        50.12               50.40
    Operating efficiency ratio (1),(3)              49.03               49.24
    Dividend payout ratio                           49.30               47.14

    Bank offices                                      229                 229
    Employees                                       3,508               3,575

    CREDIT QUALITY DATA AT PERIOD END
    Net charge-offs                                  $557              $1,128
    Nonaccrual loans                               39,888              48,007
    Restructured loans                                  -                   -
    Total nonperforming loans                      39,888              48,007
    Other real estate owned, net                      402                 134
    Total nonperforming assets                     40,290              48,141

    CREDIT QUALITY RATIOS
    Provision for loan losses
     (annualized)
     as a percent of period-end loans                 .10 %               .10%
    Net charge-offs (annualized)
     as a percent of period-end loans                 .02                 .05
    Nonperforming loans as a
     percent of period-end loans                      .41                 .51
    Allowance for loan losses
     as a percent of period-end loans                1.62                1.66
    Allowance for loan losses
     as a percent of nonperforming loans           397.19              326.28
    Other real estate owned as a percent
     of period-end loans and other real
     estate owned                                       -                   -
    Nonperforming assets as a percent of
     period-end loans and other real
      estate owned                                    .41                 .51
    Nonperforming assets as a percent of
     total assets                                     .29                 .34


                                         4Q 03         3Q 03         2Q 03
    OPERATING RESULTS
    Net interest income (1)            $133,249      $122,232      $112,723
    Net interest income - taxable
     equivalent (1)                     135,130       123,989       114,297
    Provision for loan losses             3,033         3,005         3,051
    Net income                           50,645        47,173        50,010

    PER COMMON SHARE DATA
    Basic net income                       $.64          $.64          $.73
    Diluted net income                      .63           .63           .72
    Dividends paid                          .33           .33           .33
    Book value at period end              23.08         22.89         19.91
    Market value at period end            45.58         40.00         39.35
    Market range:
     High                                 45.95         42.49         41.30
     Low                                  39.76         38.91         33.90

    AVERAGE BALANCE SHEET DATA
    Total loans                      $9,129,330    $8,331,265    $7,513,576
    Total earning assets             12,523,854    11,750,966    10,465,457
    Total assets                     13,666,099    12,622,100    11,033,724
    Total deposits                   10,168,699     9,388,714     8,313,714
    Shareholders' equity              1,811,742     1,550,937     1,324,293

    STATISTICS AND RATIOS  (Net
     income annualized)
    Return on average assets               1.47 %        1.48 %        1.82 %
    Return on average equity (2)          11.09         12.07         15.15
    Return on average tangible
     equity (2)                           16.49         15.70         17.05
    Average equity to average assets (2)  13.26         12.29         12.00
    Average tangible equity to
     average tangible assets (2)           9.51          9.91         10.91
    Net interest rate spread -
     taxable equivalent                    3.93          3.81          3.94
    Net interest margin on earning
     assets - taxable equivalent           4.28          4.19          4.38
    Efficiency ratio (1),(3)              54.47         53.67         48.24
    Operating efficiency ratio
     (1),(3)                              50.92         51.14         49.24
    Dividend payout ratio                 51.56         51.56         45.21

    Bank offices                            227           236           187
    Employees                             3,565         3,642         3,035

    CREDIT QUALITY DATA AT PERIOD
     END
    Net charge-offs                      $3,450        $2,717        $1,217
    Nonaccrual loans                     50,352        51,001        37,768
    Restructured loans                        -             -             -
    Total nonperforming loans            50,352        51,001        37,768
    Other real estate owned, net            191           397           376
    Total nonperforming assets           50,543        51,398        38,144

    CREDIT QUALITY RATIOS
    Provision for loan losses
     (annualized)
     as a percent of period-end loans       .13 %         .13 %         .16 %
    Net charge-offs (annualized)
     as a percent of period-end
     loans                                  .15           .12           .06
    Nonperforming loans as a
     percent of period-end loans            .54           .57           .50
    Allowance for loan losses
     as a percent of period-end loans      1.68          1.73          1.88
    Allowance for loan losses
     as a percent of nonperforming
     loans                               308.50        305.39        376.67
    Other real estate owned as a
     percent of period-end loans and
     other real estate owned                  -             -             -
    Nonperforming assets as a
     percent of period-end loans and
     other real estate owned                .55           .57           .50
    Nonperforming assets as a
     percent of total assets                .37           .37           .33


                                                    2Q 04             2Q 04
                                                      vs                vs
                                                    1Q 04             2Q 03
    OPERATING RESULTS
    Net interest income (1)                          (0.5)%            18.0 %
    Net interest income - taxable
     equivalent (1)                                  (0.5)             17.9
    Provision for loan losses                        (3.0)            (22.9)
    Net income                                        1.1              12.6

    PER COMMON SHARE DATA
    Basic net income                                  1.4 %            (2.7)%
    Diluted net income                                2.9              (1.4)
    Dividends paid                                    6.1               6.1
    Book value at period end                         (1.4)             16.9
    Market value at period end                        9.1              19.0
    Market range:
      High                                            4.2              16.1
      Low                                            (2.9)             18.9

    AVERAGE BALANCE SHEET DATA
    Total loans                                       3.1 %            28.1 %
    Total earning assets                              2.4              22.1
    Total assets                                      2.4              26.3
    Total deposits                                    3.3              25.1
    Shareholders' equity                              0.2              39.8

    STATISTICS AND RATIOS  (Net income annualized)
    Return on average assets
    Return on average equity (2)
    Return on average tangible equity (2)
    Average equity to average assets (2)
    Average tangible equity to average
     tangible assets (2)
    Net interest rate spread - taxable
     equivalent
    Net interest margin on earning assets
     - taxable equivalent
    Efficiency ratio (1),(3)
    Operating efficiency ratio (1),(3)
    Dividend payout ratio

    Bank offices                                        -                42
    Employees                                         (67)              473

    CREDIT QUALITY DATA AT PERIOD END
    Net charge-offs                                 (50.6)%           (54.2)%
    Nonaccrual loans                                (16.9)              5.6
    Restructured loans                                  -                 -
    Total nonperforming loans                       (16.9)              5.6
    Other real estate owned, net                    200.0               6.9
    Total nonperforming assets                      (16.3)              5.6

    CREDIT QUALITY RATIOS
    Provision for loan losses (annualized)
     as a percent of period-end loans
    Net charge-offs (annualized)
     as a percent of period-end loans
    Nonperforming loans as a
     percent of period-end loans
    Allowance for loan losses
     as a percent of period-end loans
    Allowance for loan losses
     as a percent of nonperforming loans
    Other real estate owned as a percent
     of period-end loans and other real
     estate owned
    Nonperforming assets as a percent of
     period-end loans and other real
     estate owned
    Nonperforming assets as a percent of
     total assets

    (1),(2),(3) See RECONCILIATION OF GAAP AND NON-GAAP MEASURES for additional information.


                      MERCANTILE BANKSHARES CORPORATION
                SUPPLEMENTAL FINANCIAL INFORMATION BY QUARTER
                    (In thousands, except per share data)


                                                    2Q 04             1Q 04
    INTEREST INCOME
    Interest and fees on loans                    $132,116          $129,060
    Interest and dividends
     on investment securities:
        Taxable interest income                     26,165            27,401
        Tax-exempt interest income                     820               877
        Dividends                                      300               261
        Other investment income                       (372)            3,341
                                                    26,913            31,880
    Other interest income                              589               175
          Total interest income                    159,618           161,115

    INTEREST EXPENSE
    Interest on deposits                            19,873            20,767
    Interest on short-term borrowings                1,480             1,419
    Interest on long-term debt                       5,205             5,255
          Total interest expense                    26,558            27,441

    NET INTEREST INCOME                            133,060           133,674
    Provision for loan losses                        2,353             2,426

    NET INTEREST INCOME AFTER
    PROVISION FOR LOAN LOSSES                      130,707           131,248

    NONINTEREST INCOME
    Investment and wealth management                22,936            21,983
    Service charges on deposit accounts             10,351            10,119
    Mortgage banking related fees                    2,293             2,940
    Investment securities gains and
     (losses)                                          590               (55)
    Other income                                    15,380            14,898
          Total noninterest income                  51,550            49,885

    NONINTEREST EXPENSES
    Salaries                                        44,689            44,788
    Employee benefits                               10,928            12,513
    Net occupancy expense of bank
     premises                                        5,819             6,060
    Furniture and equipment expenses                 7,573             7,364
    Communications and supplies                      4,195             4,304
    Other expenses                                  20,163            18,357
          Total noninterest expenses                93,367            93,386

    Income before income taxes                      88,890            87,747
    Applicable income taxes                         32,577            32,050

    NET INCOME                                     $56,313           $55,697

    Weighted average shares outstanding             79,119            79,725

    Adjusted weighted average shares
     outstanding                                    79,751            80,258

    NET INCOME PER COMMON SHARE:
      Basic                                           $.71              $.70
      Diluted                                         $.71              $.69



                                               4Q 03      3Q 03      2Q 03
    INTEREST INCOME
    Interest and fees on loans               $129,288   $120,137   $111,962
    Interest and dividends
      on investment securities:
        Taxable interest income                28,660     27,285     26,638
        Tax-exempt interest income                999        783        497
        Dividends                                 114        212        199
        Other investment income                 2,578      1,508      2,318
                                               32,351     29,788     29,652
    Other interest income                         630      1,291      1,314
          Total interest income               162,269    151,216    142,928

    INTEREST EXPENSE
    Interest on deposits                       22,298     22,313     23,450
    Interest on short-term borrowings           1,287      1,303      1,469
    Interest on long-term debt                  5,435      5,368      5,286
          Total interest expense               29,020     28,984     30,205

    NET INTEREST INCOME                       133,249    122,232    112,723
    Provision for loan losses                   3,033      3,005      3,051

    NET INTEREST INCOME AFTER
    PROVISION FOR LOAN LOSSES                 130,216    119,227    109,672

    NONINTEREST INCOME
    Investment and wealth management           21,483     20,577     19,508
    Service charges on deposit accounts        10,840      9,701      8,311
    Mortgage banking related fees               2,813      3,403      2,507
    Investment securities gains and
     (losses)                                     122       (336)     6,536
    Other income                               12,140     12,558      8,575
          Total noninterest income             47,398     45,903     45,437

    NONINTEREST EXPENSES
    Salaries                                   45,724     43,870     36,317
    Employee benefits                           8,826     10,144      9,319
    Net occupancy expense of bank premises      7,305      5,136      4,219
    Furniture and equipment expenses            9,636      8,432      6,743
    Communications and supplies                 4,682      3,889      3,181
    Other expenses                             23,255     19,718     17,270
          Total noninterest expenses           99,428     91,189     77,049

    Income before income taxes                 78,186     73,941     78,060
    Applicable income taxes                    27,541     26,768     28,050

    NET INCOME                                $50,645    $47,173    $50,010

    Weighted average shares outstanding        79,554     74,253     68,860

    Adjusted weighted average shares
     outstanding                               80,196     74,840     69,318

    NET INCOME PER COMMON SHARE:
      Basic                                      $.64       $.64       $.73
      Diluted                                    $.63       $.63       $.72


                                                   2Q 04             2Q 04
                                                     vs                vs
                                                   1Q 04             2Q 03
    INTEREST INCOME
    Interest and fees on loans                       2.4 %            18.0 %
    Interest and dividends
      on investment securities:
        Taxable interest income                     (4.5)             (1.8)
        Tax-exempt interest income                  (6.5)             65.0
        Dividends                                   14.9              50.8
        Other investment income                   (111.1)           (116.0)
                                                   (15.6)             (9.2)
    Other interest income                          236.6             (55.2)
          Total interest income                     (0.9)             11.7

    INTEREST EXPENSE
    Interest on deposits                            (4.3)            (15.3)
    Interest on short-term borrowings                4.3               0.7
    Interest on long-term debt                      (1.0)             (1.5)
          Total interest expense                    (3.2)            (12.1)

    NET INTEREST INCOME                             (0.5)             18.0
    Provision for loan losses                       (3.0)            (22.9)

    NET INTEREST INCOME AFTER
    PROVISION FOR LOAN LOSSES                       (0.4)             19.2

    NONINTEREST INCOME
    Investment and wealth management                 4.3              17.6
    Service charges on deposit accounts              2.3              24.5
    Mortgage banking related fees                  (22.0)             (8.5)
    Investment securities gains and
     (losses)                                          -             (91.0)
    Other income                                     3.2              79.4
          Total noninterest income                   3.3              13.5

    NONINTEREST EXPENSES
    Salaries                                        (0.2)             23.1
    Employee benefits                              (12.7)             17.3
    Net occupancy expense of bank
     premises                                       (4.0)             37.9
    Furniture and equipment expenses                 2.8              12.3
    Communications and supplies                     (2.5)             31.9
    Other expenses                                   9.8              16.8
          Total noninterest expenses                   -              21.2

    Income before income taxes                       1.3              13.9
    Applicable income taxes                          1.6              16.1

    NET INCOME                                       1.1              12.6

    Weighted average shares outstanding             (0.8)             14.9

    Adjusted weighted average shares
     outstanding                                    (0.6)             15.1

    NET INCOME PER COMMON SHARE:
      Basic                                          1.4              (2.7)
      Diluted                                        2.9              (1.4)



                      MERCANTILE BANKSHARES CORPORATION
                     SUPPLEMENTAL INFORMATION BY QUARTER
                                (In thousands)


    Noninterest Income                2Q 04     1Q 04     4Q 03     3Q 03
    Investment and wealth
     management                     $22,936   $21,983   $21,483   $20,577
    Service charges on deposit
     accounts                        10,351    10,119    10,840     9,701
    Mortgage banking related fees:
      Commercial                      1,563     1,920     1,555     1,773
      Residential                       730     1,020     1,258     1,630
        Total mortgage banking
         related fees                 2,293     2,940     2,813     3,403
    Investment securities gains
     and (losses)                       590       (55)      122      (336)
    Other income:
      Electronic banking fees         5,951     4,400     4,083     5,133
      Charges and fees on loans       2,835     2,458     2,602     2,430
      Insurance                       3,267     3,828     2,670     1,653
      Bank-owned life insurance         785       794       576       559
      All other income                2,542     3,418     2,209     2,783
        Total other income           15,380    14,898    12,140    12,558
        Total                       $51,550   $49,885   $47,398   $45,903


    Noninterest Expenses              2Q 04     1Q 04     4Q 03     3Q 03
    Salaries                        $44,689   $44,788   $45,724   $43,870
    Employee benefits                10,928    12,513     8,826    10,144
    Net occupancy expense of
     bank premises                    5,819     6,060     7,305     5,136
    Furniture and equipment expenses  7,573     7,364     9,636     8,432
    Communications and supplies       4,195     4,304     4,682     3,889
    Other expenses:
      Professional services           4,996     3,834     7,080     5,380
      Advertising and promotional
       expenses                       2,135     1,703     3,275     2,168
      Electronic banking expenses 2,485 1,929 1,791 2,432 Amortization of intangible
       assets                         2,057     2,032     1,847     1,688
      Outsourcing expenses            1,227     1,459     1,136     1,049
      All other expenses              7,263     7,400     8,126     7,001
        Total other expenses         20,163    18,357    23,255    19,718
        Total                       $93,367   $93,386   $99,428   $91,189


                                                           2Q 04    2Q 04
                                                            vs       vs
    Noninterest Income                          2Q 03     1Q 04    2Q 03
    Investment and wealth management           $19,508       4.3%   17.6%
    Service charges on deposit accounts          8,311       2.3    24.5
    Mortgage banking related fees:
      Commercial                                 1,693     (18.6)   (7.7)
      Residential                                  814     (28.4)  (10.3)
        Total mortgage banking related fees      2,507     (22.0)   (8.5)
    Investment securities gains and (losses)     6,536         -   (91.0)
    Other income:
      Electronic banking fees                    4,145      35.3    43.6
      Charges and fees on loans                  2,069      15.3    37.0
      Insurance                                    175     (14.7)      -
      Bank-owned life insurance                    439      (1.1)   78.8
      All other income                           1,747     (25.6)   45.5
        Total other income                       8,575       3.2    79.4
        Total                                  $45,437       3.3%   13.5%



                                                          2Q 04    2Q 04
                                                            vs       vs
    Noninterest Expenses                        2Q 03      1Q 04    2Q 03
    Salaries                                   $36,317      (0.2)%  23.1%
    Employee benefits                            9,319     (12.7)   17.3
    Net occupancy expense of bank premises       4,219      (4.0)   37.9
    Furniture and equipment expenses             6,743       2.8    12.3
    Communications and supplies                  3,181      (2.5)   31.9
    Other expenses:
      Professional services                      4,962      30.3     0.7
      Advertising and promotional expenses       2,247      25.4    (5.0)
      Electronic banking expenses                1,851      28.8    34.3
      Amortization of intangible assets            848       1.2   142.6
      Outsourcing expenses                       1,010     (15.9)   21.5
      All other expenses                         6,352      (1.9)   14.3
        Total other expenses                    17,270       9.8    16.8
        Total                                  $77,049        -%    21.2%



                      MERCANTILE BANKSHARES CORPORATION
                SUPPLEMENTAL FINANCIAL INFORMATION BY QUARTER
                                (In thousands)

                                           2Q04                 1Q04
    Earning assets                     Average  Yield*/     Average  Yield*/
      Loans:                           Balance    Rate      Balance    Rate
        Commercial                    $2,727,051  5.13 %   $2,632,605  5.14 %
        Commercial real estate         2,871,615  5.83      2,768,779  5.91
        Construction                   1,113,301  5.21      1,103,901  5.18
        Residential real estate        1,437,331  5.91      1,358,975  6.06
        Consumer                       1,474,586  5.81      1,474,173  5.79
          Total loans                  9,623,884  5.57      9,338,433  5.61

      Federal funds sold, et al           95,504  2.48         47,791  1.47
      Securities: **
       Taxable securities
        U.S. Treasury and gov.
         agencies                      1,543,661  3.74      1,560,700  3.89
        Mortgage-backed                1,254,512  3.78      1,277,802  3.87
        Other investments                159,282  (.17)       146,592  9.90
       Tax-exempt securities
        States and political
         subdivisions                     98,182  5.55        104,375  5.59
          Total securities             3,055,637  3.61      3,089,469  4.23
      Interest-bearing deposits in
       other banks                           158  1.06            158  1.09
          Total earning assets        12,775,183  5.08     12,475,851  5.25

      Cash and due from banks            298,440              285,524
      Bank premises and equipment,
       net                               141,757              141,632
      Other assets                       881,921              871,583
      Less: allowance for loan
       losses                           (158,116)            (156,397)
                     Total assets    $13,939,185          $13,618,193

    Interest-bearing liabilities
      Deposits:
        Savings                       $1,434,288   .29     $1,364,181   .29
        Checking plus interest         1,302,313   .15      1,236,552   .15
        Money market                   1,564,295   .54      1,590,460   .60
        Time deposits $100,000 and
         over                          1,315,119  1.82      1,287,695  1.99
        Other time deposits            1,955,632  2.12      1,979,433  2.15
          Total interest-bearing
           deposits                    7,571,647  1.06      7,458,321  1.12
      Short-term borrowings              910,854   .65        919,388   .62
      Long-term debt                     648,576  3.23        649,058  3.26
          Total interest-bearing
           funds                       9,131,077  1.17      9,026,767  1.22

      Noninterest-bearing deposits     2,826,610            2,608,324
      Other liabilities and accrued
       expenses                          129,737              134,641
          Total liabilities           12,087,424           11,769,732
      Shareholders' equity             1,851,761            1,848,461
          Total liabilities &
           shareholders' equity      $13,939,185          $13,618,193

      Net interest rate spread                    3.91 %               4.03 %
      Effect of noninterest-bearing
       funds                                       .33                  .34
      Net interest margin on earning
       assets                                     4.24 %               4.37 %


                                           4Q03                   3Q03
    Earning assets                     Average  Yield*/     Average  Yield*/
      Loans:                           Balance    Rate      Balance    Rate
        Commercial                    $2,628,283  5.13 %   $2,508,721  5.28 %
        Commercial real estate         2,664,891  6.00      2,391,892  6.02
        Construction                   1,053,049  5.25        969,251  5.34
        Residential real estate        1,309,345  6.13      1,205,020  6.28
        Consumer                       1,473,762  5.94      1,256,381  6.18
          Total loans                  9,129,330  5.67      8,331,265  5.78

      Federal funds sold, et al          215,329  1.15        413,675  1.19
      Securities: **
       Taxable securities
        U.S. Treasury and gov.
         agencies                      1,629,554  4.01      1,629,544  4.19
        Mortgage-backed                1,275,875  3.79      1,150,073  3.48
        Other investments                142,405  7.51        120,093  5.70
       Tax-exempt securities
        States and political
         subdivisions                    117,374  5.59         84,944  6.05
          Total securities             3,165,208  4.14      2,984,654  4.03
      Interest-bearing deposits in
       other banks                        13,987   .23         21,372   .85
          Total earning assets        12,523,854  5.20     11,750,966  5.16

      Cash and due from banks            298,581              295,289
      Bank premises and equipment,
       net                               139,022              124,275
      Other assets                       861,348              602,614
      Less: allowance for loan
       losses                           (156,706)            (151,044)
                     Total assets    $13,666,099          $12,622,100

    Interest-bearing liabilities
      Deposits:
        Savings                       $1,341,697   .30     $1,218,813   .30
        Checking plus interest         1,217,573   .16      1,119,989   .16
        Money market                   1,606,119   .62      1,431,262   .61
        Time deposits $100,000 and
         over                          1,316,951  2.08      1,270,016  2.20
        Other time deposits            2,038,739  2.21      1,942,113  2.39
          Total interest-bearing
           deposits                    7,521,079  1.18      6,982,193  1.27
      Short-term borrowings              907,914   .56        944,979   .55
      Long-term debt                     649,516  3.32        611,801  3.48
          Total interest-bearing
           funds                       9,078,509  1.27      8,538,973  1.35

      Noninterest-bearing deposits     2,647,620            2,406,521
      Other liabilities and accrued
       expenses                          128,228              125,669
          Total liabilities           11,854,357           11,071,163
      Shareholders' equity             1,811,742            1,550,937
          Total liabilities &
           shareholders' equity      $13,666,099          $12,622,100

      Net interest rate spread                    3.93 %               3.81 %
      Effect of noninterest-bearing
       funds                                       .35                  .38
      Net interest margin on earning
       assets                                     4.28 %               4.19 %


                                                              2Q03
    Earning assets                                  Average          Yield*/
      Loans:                                        Balance           Rate
        Commercial                                $2,411,227          5.57 %
        Commercial real estate                     2,116,259          6.31
        Construction                                 870,955          5.51
        Residential real estate                    1,089,772          6.63
        Consumer                                   1,025,363          6.42
          Total loans                              7,513,576          6.04

      Federal funds sold, et al                      313,844          1.68
      Securities: **
       Taxable securities
        U.S. Treasury and gov. agencies            1,741,380          4.32
        Mortgage-backed                              760,630          4.15
        Other investments                             98,277         10.38
       Tax-exempt securities
        States and political subdivisions             37,412          8.82
          Total securities                         2,637,699          4.56
      Interest-bearing deposits in other
       banks                                             338          3.50
          Total earning assets                    10,465,457          5.54

      Cash and due from banks                        243,728
      Bank premises and equipment, net               104,825
      Other assets                                   361,951
      Less: allowance for loan losses               (142,237)
                     Total assets                $11,033,724

    Interest-bearing liabilities
      Deposits:
        Savings                                   $1,078,760           .51
        Checking plus interest                       993,268           .22
        Money market                               1,201,044           .81
        Time deposits $100,000 and over            1,277,652          2.37
        Other time deposits                        1,708,177          2.72
          Total interest-bearing deposits          6,258,901          1.50
      Short-term borrowings                          771,892           .76
      Long-term debt                                 527,223          4.02
          Total interest-bearing funds             7,558,016          1.60

      Noninterest-bearing deposits                 2,054,813
      Other liabilities and accrued expenses          96,602
          Total liabilities                        9,709,431
      Shareholders' equity                         1,324,293
          Total liabilities &
           shareholders' equity                  $11,033,724

      Net interest rate spread                                        3.94 %
      Effect of noninterest-bearing funds                              .44
      Net interest margin on earning assets                           4.38 %


                                                       Average Balance
                                                  2Q 04              2Q 04
                                                    vs                vs
                                                  1Q 04              2Q 03
                                               %INCR[DECR]        %INCR[DECR]
    Earning assets
      Loans:
        Commercial                                  3.6 %             13.1 %
        Commercial real estate                      3.7               35.7
        Construction                                0.9               27.8
        Residential real estate                     5.8               31.9
        Consumer                                      -               43.8
          Total loans                               3.1               28.1

      Federal funds sold, et al                    99.8              (69.6)
      Securities: **
       Taxable securities
        U.S. Treasury and gov. agencies            (1.1)             (11.4)
        Mortgage-backed                            (1.8)              64.9
        Other investments                           8.7               62.1
       Tax-exempt securities
        States and political
         subdivisions                              (5.9)             162.4
          Total securities                         (1.1)              15.8
      Interest-bearing deposits in other banks        -              (53.3)
          Total earning assets                      2.4               22.1

      Cash and due from banks                       4.5               22.4
      Bank premises and equipment, net              0.1               35.2
      Other assets                                  1.2              143.7
      Less: allowance for loan losses               1.1               11.2
                     Total assets                   2.4               26.3

    Interest-bearing liabilities
      Deposits:
        Savings                                     5.1               33.0
        Checking plus interest                      5.3               31.1
        Money market                               (1.6)              30.2
        Time deposits $100,000 and over             2.1                2.9
        Other time deposits                        (1.2)              14.5
          Total interest-bearing
           deposits                                 1.5               21.0
      Short-term borrowings                        (0.9)              18.0
      Long-term debt                               (0.1)              23.0
          Total interest-bearing funds              1.2               20.8

      Noninterest-bearing deposits                  8.4               37.6
      Other liabilities and accrued
       expenses                                    (3.6)              34.3
          Total liabilities                         2.7               24.5
      Shareholders' equity                          0.2               39.8
          Total liabilities &
           shareholders' equity                     2.4               26.3

      Net interest rate spread
      Effect of noninterest-bearing
       funds
      Net interest margin on earning
       assets

      * Presented on a tax equivalent basis using the statutory federal corporate income tax rate of 35%.
     **  Balances reported at amortized cost; excludes pretax unrealized gains
        (losses) on securities available-for-sale.


                      MERCANTILE BANKSHARES CORPORATION
                     RECONCILIATION OF NON-GAAP MEASURES
                    (In thousands, except per share data)

                                             YTD         YTD
                                            2004        2003        2Q 04


    (1) The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. Management believes this measure to be the preferred industry measurement of net interest income and provides a relevant comparison between taxable and nontaxable investments.

      Net interest income (GAAP basis)     $266,734    $223,849    $133,060
      Taxable-equivalent adjustment           3,400       3,122       1,675
      Net interest income - taxable
       equivalent                          $270,134    $226,971    $134,735


    (2) Management excludes the balance of intangible assets and their related amortization expense from its calculation of return on average tangible equity and average tangible equity to average tangible assets. This adjustment allows management to review the core operating results and core capital position of the Company. This is consistent with the treatment by the bank regulatory agencies which exclude goodwill and other intangible assets from their calculation of risk-based capital ratios.

      Return on average equity (GAAP basis)   12.18 %     15.24 %     12.23 %
      Impact of excluding average
       intangible assets and amortization      5.92        1.78        5.91
      Return on average tangible equity       18.10 %     17.02 %     18.14 %

      Average equity to average assets
       (GAAP basis)                           13.42 %     12.15 %     13.28 %
      Impact of excluding average
       intangible assets and amortization     (3.78)      (1.05)      (3.73)
      Average tangible equity to average
       tangible assets                         9.64 %     11.10 %      9.55 %


    (3) The efficiency ratio is measured by dividing noninterest expenses by the sum of net interest income on an FTE basis and noninterest income. When computing the cash operating efficiency ratio, management excludes the amortization of intangible assets, restructuring charges, merger-related expenses, gains on building sales and gains and losses from sales of investment securities in order to assess the core operating results of the Company and because of the uncertainty as to timing and amount of gain or loss to be recognized.

      Efficiency ratio (GAAP basis)           50.26 %     47.32 %     50.12 %
      Impact of excluding:
           Securities gains and (losses)       0.07        1.11        0.16
           Gains on building sales             0.13        0.04        0.08
           Amortization of
            deposit intangibles               (0.74)      (0.23)      (0.73)
           Amortization of other intangibles  (0.36)      (0.21)      (0.37)
           Restructuring charges              (0.11)        -         (0.23)
           Merger-related expenses            (0.11)      (0.27)          -
      Cash operating efficiency ratio         49.14 %     47.76 %     49.03 %


    (4) Bankshares presents cash operating earnings and diluted cash operating earnings per share in order to assess the core operating results of the Company.

      Net income (GAAP basis)              $112,010     $98,996     $56,313
        Less: Securities (gains) and
               losses, net of tax              (323)     (4,444)       (357)
              Gains on building sales          (583)       (138)       (189)
        Plus: Amortization of deposit
               intangibles, net of tax        1,653         442         826
              Amortization of other
               intangibles, net of tax          819         409         417
              Restructuring charges,
               net of tax                       251           -         251
              Merger-related expenses,
               net of tax                       248         518           -
      Cash operating earnings              $114,075     $95,783     $57,261

      Diluted net income per share (GAAP
       basis)                                 $1.40       $1.43       $0.71
        Less: Securities (gains) and
               losses, net of tax               -         (0.08)        -
              Gains on building sales           -           -           -
        Plus: Amortization of deposit
               intangibles, net of tax         0.02        0.01        0.01
              Amortization of other
               intangibles, net of tax         0.01        0.01         -
              Restructuring charges,
               net of tax                       -           -           -
              Merger-related expenses,
               net of tax                       -          0.01         -
      Diluted cash operating earnings per
       share                                  $1.43       $1.38       $0.72



                                 1Q 04       4Q 03       3Q 03       2Q 03

    (1) The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. Management believes this measure to be the preferred industry measurement of net interest income and provides a relevant comparison between taxable and nontaxable investments.

     Net interest income (GAAP
      basis)                   $133,674    $133,249    $122,232    $112,723
     Taxable-equivalent
      adjustment                  1,725       1,881       1,757       1,574
     Net interest income -
      taxable equivalent       $135,399    $135,130    $123,989    $114,297


    (2) Management excludes the balance of intangible assets and their related amortization expense from its calculation of return on average tangible equity and average tangible equity to average tangible assets. This adjustment allows management to review the core operating results and core capital position of the Company. This is consistent with the treatment by the bank regulatory agencies which exclude goodwill and other intangible assets from their calculation of risk-based capital ratios.

     Return on average equity
      (GAAP basis)                12.12 %     11.09 %     12.07 %     15.15 %
     Impact of excluding
      average intangible
      assets and amortization      5.89        5.40        3.63        1.90
     Return on average
      tangible equity             18.01 %     16.49 %     15.70 %     17.05 %

     Average equity to average
      assets (GAAP basis)         13.57 %     13.26 %     12.29 %     12.00 %
     Impact of excluding
      average intangible
      assets and amortization     (3.82)      (3.75)      (2.38)      (1.09)
     Average tangible equity
      to average tangible
      assets                       9.75 %      9.51 %      9.91 %     10.91 %


    (3) The efficiency ratio is measured by dividing noninterest expenses by the sum of net interest income on an FTE basis and noninterest income. When computing the cash operating efficiency ratio, management excludes the amortization of intangible assets, restructuring charges, merger-related expenses, gains on building sales and gains and losses from sales of investment securities in order to assess the core operating results of the Company and because of the uncertainty as to timing and amount of gain or loss to be recognized.

     Efficiency ratio (GAAP
      basis)                      50.40 %     54.47 %     53.67 %     48.24 %
     Impact of excluding:
         Securities gains and
          (losses)                (0.01)       0.04       (0.10)       2.05
         Gains on building sales   0.17           -           -        0.02
         Amortization of deposit
          intangibles             (0.74)      (0.60)      (0.69)      (0.23)
         Amortization of other
          intangibles             (0.36)      (0.40)      (0.30)      (0.32)
         Restructuring charges      -           -           -           -
         Merger-related expenses  (0.22)      (2.59)      (1.44)      (0.52)
      Cash operating efficiency
       ratio                      49.24 %     50.92 %     51.14 %     49.24 %


    (4) Bankshares presents cash operating earnings and diluted cash operating earnings per share in order to assess the core operating results of the Company.

     Net income (GAAP basis)    $55,697     $50,645     $47,173     $50,010
      Less: Securities (gains)
             and losses,
             net of tax              33         (74)        203      (3,951)
            Gains on
             building sales        (394)          -           -         (52)
      Plus: Amortization of
             deposit intangibles,
             net of tax             826         670         708         221
            Amortization
             of other intangibles,
             net of tax             402         446         311         292
            Restructuring
             charges, net of tax     -           -           -           -
            Merger-related
             expenses, net
             of tax                 248       2,847       1,481         487
     Cash operating earnings    $56,812     $54,534     $49,876     $47,007

     Diluted net income per
      share (GAAP basis)          $0.69       $0.63       $0.63       $0.72
      Less: Securities (gains)
             and losses,
             net of tax             -           -           -         (0.06)
            Gains on
             building sales         -           -           -           -
      Plus: Amortization of
             deposit intangibles,
             net of tax            0.01        0.01        0.01         -
            Amortization
             of other
             intangibles,
             net of tax            0.01        0.01        0.01        0.01
            Restructuring
             charges, net of tax    -           -           -           -
            Merger-related
             expenses, net
              of tax                -          0.04        0.02        0.01
     Diluted cash operating
      earnings per share          $0.71       $0.69       $0.67       $0.68

SOURCE  Mercantile Bankshares Corporation
    -0-                             07/20/2004 AA PHTU005
    /PRNewswire -- July 20/
    /END FIRST AND FINAL ADD/
    /Web site:  http://www.mercantile.com /
    (MRBK)

CO:  Mercantile Bankshares Corporation
ST:  Maryland
IN:  FIN
SU:  ERN CCA MAV